Exhibit 10.1

FIRST AMENDMENT
TO
EMPLOYEE TRANSITION AGREEMENT
THIS FIRST AMENDMENT TO EMPLOYEE TRANSITION AGREEMENT (this “Amendment”) is made and entered into as of October 22, 2014, by and among Enable GP, LLC (formerly CNP OGE GP LLC), a Delaware limited liability company (“GP”), CenterPoint Energy, Inc., a Texas corporation (“CNP”), and OGE Energy Corp, an Oklahoma corporation (“OGE”). GP, CNP and OGE may sometimes be referred to in this Amendment individually as a “Party” and collectively as the “Parties.” Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Transition Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Parties entered into that certain Employee Transition Agreement, dated May 1, 2013 (the “Transition Agreement”), whereby GP, CNP and OGE set forth their agreements with respect to employee transition, employee benefit plans and other matters relating to employees providing services to GP and Enable Midstream Partners, LP (formerly CenterPoint Energy Field Services LP) pursuant to the Transitional Seconding Agreements;
WHEREAS, the Parties agreed to continue the seconding of certain OGE Seconded Employees pursuant to the OGE Seconding Agreement, as amended; and
WHEREAS, the Parties desire to amend the Transition Agreement to reflect the continued seconding of those OGE Seconded Employees and the terms otherwise provided herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and in the Transition Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.    The definitions of “Severance Cost” and “Termination Costs” in Section 1.1 of the Transition Agreement are hereby amended by deleting the current definitions of such terms and inserting in lieu thereof the following:
“Severance Costs” means costs attributable to amounts payable under any severance plan, including any severance plan adopted pursuant to Section 2.3, that may be established from time to time by CNP or OGE or their respective Subsidiaries for which any Seconded Employee may be eligible; provided, however, that Severance Costs shall not include any charges, costs, expenses or liabilities for settlements or curtailments of the OGE Retiree Medical Program, the OGE Pension Plans, the CNP Pension Plans or the CNP Retiree Medical Plan under Accounting Standards Codification 715-30 (including, but not limited to, unamortized accumulated other comprehensive income).

Exhibit 10.1

“Termination Costs” means all liabilities incurred in connection with or arising out of the termination of employment (whether actual or constructive) with CNP or OGE or any of their respective subsidiaries of any Seconded Employee, including liabilities relating to or arising out of any claim of discrimination or other illegality in connection with such termination but excluding the amount of any Severance Costs; provided, however, that Termination Costs shall not include any charges, costs, expenses or liabilities for settlements or curtailments of the OGE Retiree Medical Program, the OGE Pension Plans, the CNP Pension Plans or the CNP Retiree Medical Plan under Accounting Standards Codification 715-30 (including, but not limited to, unamortized accumulated other comprehensive income).
2.    In accordance with Section 2.1(i), the Parties hereby agree that the Employee Transfer Date of certain OGE Seconded Employees will take place after December 31, 2014.
3.    Section 2.3 of the Transition Agreement is hereby amended by deleting the last sentence of Section 2.3 and inserting in lieu thereof the following:
“OGE may adopt a severance plan or plans under this Section 2.3 that provides severance benefits to the Seconded Employees listed in Exhibit A to the First Amendment to OGE Transitional Seconding Agreement, provided that (i) LP or its Subsidiaries has a severance plan, program or practice for any Employees and (ii) the severance benefits provided in the aggregate under such OGE severance plan or plans to any such Seconded Employee upon his or her termination of employment from OGE or its Subsidiaries do not exceed the severance benefits then provided in the aggregate under any severance plan, program and practice of LP, or its Subsidiaries, to an Employee of LP, or its Subsidiaries, having similar duties to those of such Seconded Employee.”
4.    Section 2.6(a) of the Transition Agreement is hereby amended to add the following sentence to the end thereof:
“For purposes of this Section 2.6(a), Liabilities shall exclude any charges, costs, expenses or liabilities for settlements or curtailments of the OGE Retiree Medical Program, the OGE Pension Plans, the CNP Pension Plans or the CNP Retiree Medical Plan under Accounting Standards Codification 715-30 (including, but not limited to, unamortized accumulated other comprehensive income).”
5.    The second sentence of Section 4.2(a) of the Transition Agreement is hereby amended to read as follows:
“No assets or liabilities of the OGE Pension Plans will be transferred to LP or its Subsidiaries; rather, all such assets shall be retained by the OGE Pension Plans and OGE, as applicable, and OGE or its Subsidiaries shall retain, and LP shall not be liable for, any charges, costs, expenses or liabilities for settlements or curtailments of the OGE Pension Plans under Accounting Standards Codification

Exhibit 10.1

715-30 (including, but not limited to, unamortized accumulated other comprehensive income).”
6.    The second sentence of Section 4.2(b) of the Transition Agreement is hereby amended to read as follows:
“No assets or liabilities of the CNP Pension Plans will be transferred to LP or its Subsidiaries; rather, all such assets shall be retained by the CNP Pension Plans and CNP, as applicable, and CNP or its Subsidiaries shall retain, and LP shall not be liable for, any charges, costs, expenses or liabilities for settlements or curtailments of the CNP Pension Plans under Accounting Standards Codification 715-30 (including, but not limited to, unamortized accumulated other comprehensive income).”
7.    The second sentence of Section 4.5(a) of the Transition Agreement is hereby amended to read as follows:
“Except as provided below, the CNP Retiree Medical Plan is an unfunded obligation of CNP and, from and after the Closing Date, CNP will retain all Liabilities arising out of or relating to the CNP Retiree Medical Plan with respect to Transferred Employees who become entitled to benefits under the terms of the CNP Retiree Medical Plan, including, but not limited to, any charges, costs, expenses or liabilities for settlements or curtailments of the CNP Retiree Medical Plan under Accounting Standards Codification 715-30 (including, but not limited to, unamortized accumulated other comprehensive income).”
9.    The second sentence of Section 4.5(b) of the Transition Agreement is hereby amended to read as follows:
“The OGE Retiree Medical Program and the OGE Retiree Life Insurance Program are both unfunded obligations of OGE and, from and after the Closing Date, OGE will retain all Liabilities arising out of or relating to such programs with respect to Transferred Employees who become entitled to benefits under the terms of such programs, including, but not limited to, any charges, costs, expenses or liabilities for settlements or curtailments of such programs under Accounting Standards Codification 715-30 (including, but not limited to, unamortized accumulated other comprehensive income).”
10.    The Transition Agreement, as amended herein, is ratified and confirmed.
11.    All other terms and conditions of the Transition Agreement remain unchanged and in full force and effect.
12.    This Amendment may be executed in counterparts (including by facsimile or other electronic transmission), all of which together shall constitute an agreement binding on all the Parties, notwithstanding that all such Parties are not signatories to the original or the same counterpart. Each Party shall become bound by this Amendment immediately upon affixing its signature hereto.

Exhibit 10.1

IN WITNESS WHEREOF, the undersigned has duly executed this Amendment as of the date first above written.

CENTERPOINT ENERGY, INC.

By:	/s/ Scott M. Prochazka
Name: Scott M. Prochazka
Title: President and Chief Executive Officer

OGE ENERGY CORP.

By:	/s/ Sean Trauschke
Name: Sean Trauschke
Title: President

ENABLE GP LLC

By:	/s/ Lynn L. Bourdon III
Name: Lynn L. Bourdon III
Title: President and Chief Executive Officer

[Signature Page to First Amendment to Employee Transition Agreement]

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